Net cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Net cash and cash equivalents
4.1 Net cash and cash equivalents

(CHF in millions)	12/31/2023	12/31/2022

Current bank accounts	210.3	309.7
Digital wallets	11.4	12.5
Fixed deposit	272.9	48.8
Net cash and cash equivalents[1]	494.6	371.0
[1] Net cash and cash equivalents included restricted cash in the amount of CHF 0.2 million as at December 31, 2023 and CHF 129.5 million as at December 31, 2022. The restricted cash as at December 31, 2022 related to a bank guarantee in favor of third parties associated with a future lease commitment. This bank guarantee was rolled into the CHF 700 million multicurrency credit facility entered into in on July 7, 2023, no longer requiring the Company to maintain restricted cash for this bank guarantee (refer to 4.8 Commitments and contingencies).

Digital wallets mainly include deposit account balances at online payment platforms such as PayPal. Current bank overdrafts are repayable on demand and are reported in other current financial liabilities on the balance sheet.

Accounting policies	Cash and cash equivalents include short-term highly liquid assets with a maturity of three months or less. On measures cash and cash equivalents at amortized costs. On does not recognize any credit impairment losses on these assets as the related credit risk is considered to be insignificant due to their short-term maturity and the external counterparties’ credit ratings.